                                                                   EXHIBIT 10.39












                           EXECUTED - 17 OCTOBER 2001
                           --------------------------

                                  REGULATION S

                       RESTRICTED STOCK PURCHASE AGREEMENT

           8,400,000 SHARES OF COMMON STOCK RESTRICTED UNDER RULE 144.

                             DATED OCTOBER 12, 2001

                                       FOR

                             MARKETCENTRAL.NET CORP

                                  COMMON STOCK

                                 (MKCT - OTC BB)




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                                TABLE OF CONTENTS
                                -----------------
                                                                            PAGE
                                                                            ----

ARTICLE I.  PURCHASE, SALE AND TERMS OF SHARES...............................  2

     1.1.        The Shares..................................................  2
     1.2.        Purchase and Sale...........................................  2
     1.3.        Consideration...............................................  2
     1.4.        Closing and Closing Agreements..............................  3
     1.5.        Covenant of Best Efforts....................................  3

ARTICLE II.  REPRESENTATIONS BY THE PURCHASER................................  3

     2.1.        Representations by the Purchaser............................  3

ARTICLE III.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY..................  7

     3.1.        Organization and Standing of the Company....................  7
     3.2         Ownership of Shares.........................................  7
     3.3.        Corporate Action............................................  7
     3.4.        Governmental Approvals......................................  7
     3.5.        Brokers or Finders..........................................  8

ARTICLE IV.  CONDITIONS TO THE CLOSING.......................................  8

     4.1.        Conditions to the Obligations of Purchaser at the Closing...  8
     4.2.        Conditions to the Obligations of Company at the Closing.....  8

ARTICLE V.  INDEMNIFICATION..................................................  9

     5.1.        Indemnification.............................................  9
     5.2.        Indemnification Procedures; Third Party Claims..............  9

ARTICLE VI.  MISCELLANEOUS................................................... 10

     6.1.        No Waiver; Cumulative Remedies.............................. 10
     6.2.        Amendments; Waivers and Consents............................ 10
     6.3.        Addresses for Notices....................................... 10
     6.4.        Costs; Expenses and Taxes................................... 10
     6.5.        Effectiveness; Binding Effect; Assignment................... 11
     6.6.        Survival of Representations and Warranties.................. 11
     6.7.        Prior Agreements............................................ 11
     6.8.        Severability................................................ 11
     6.9.        Governing Law; Venue........................................ 11
     6.10.       Headings.................................................... 11
     6.11.       Counterparts................................................ 12
     6.12.       Further Assurances.......................................... 12

REG S STOCK PURCHASE AGREEMENT

         Stock Purchase Agreement, dated as of October 12th, 2001 between Marketcentral.net Corp (the "Company"), a Texas corporation having offices at 6401 South Boston Street -Q205, Englewood, Colorado 80111 USA (the "Company"), and Pro-Video International Inc., a Belize International business company (the "Purchaser") of 1934 Driftwood Bay, Belize city, Belize, Central America.

         WHEREAS, the Purchaser wishes to purchase, and the Company is willing to sell, up to Eight Million and Four Hundred Thousand (8,400,000) shares (the "Shares") of common stock of Marketcentral.net Corp in exchange for the Purchase Price (as herein defined), subject to the terms and conditions contained in this Agreement;
         NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that the foregoing recitals are true and correct and further agree as follows:

ARTICLE I.

PURCHASE, SALE AND TERMS OF SHARES

         1.1 THE SHARES. The Company agrees to sell to the Purchaser in an offshore transaction negotiated outside the U.S. and to be consummated and closed outside the U.S. and, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this agreement, the Purchaser agrees to purchase from the Company the Shares at a per share purchase price which shall be equal to 40% of the reported bid price of the Company's shares of Common Stock as quoted on the OTC Bulletin Board (the "OTCBB") (or on such other United States stock exchange or public trading market on which the share of the Company trade if, at the time of purchase, they are not trading on the OTCBB) for the five (5) consecutive trading days immediately preceding the date (the "Call Date") the purchase order (the "Purchase Notice") is received by the Company (the "Purchase Price").

         1.2. PURCHASE AND SALE. On the Closing Date (as defined herein), the Company shall sell, assign, transfer, convey and deliver the Shares to Purchaser, free and clear of any and all liens, claims and encumbrances, and the Company shall evidence such transaction by delivering to Purchaser certificates for the Shares, along with stock powers duly endorsed in blank.

         1.3. CONSIDERATION. In consideration of the conveyance of the Shares to Purchaser, on the Closing Date Purchaser shall deliver to the Company the Purchase Price. The Purchase Price shall be payable by wire transfer of immediately available funds. All amounts representing the Purchase Price shall be in U.S. Dollars.

                                       2
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         1.4. CLOSING AND CLOSING AGREEMENTS. The closing of the transactions contemplated herein shall occur at 1934 Driftwood Bay, Belize city, Belize, Central America within 10 business days of the receipt by the Company of the Purchase Notice, or on such other date as the parties may mutually agree in writing (the "Closing Date"). Upon the Closing Date, the Company shall deliver all stock certificates representing the Shares purchased, to Pro-Video International, Inc. which shall hold such certificates and shall deliver same to the Purchaser upon the receipt of the Purchase Price by wire transfer of immediately available funds to the Company.

         1.5. (WIRING INSTRUCTIONS TO FOLLOW UNDER SEPARATE DOCUMENT)

         1.5. COVENANT OF BEST EFFORTS. The Purchaser agrees to use its best efforts to purchase the Shares between the date hereof and December 31, 2001.


ARTICLE II.

REPRESENTATIONS BY THE PURCHASER

         2.1. REPRESENTATIONS BY THE PURCHASER. In order to induce the Company to enter into this Agreement and sell the Shares, the Purchaser makes the following representations and warranties to the Company, which representations and warranties shall be true and correct as of the Closing Date:

                  (a) ACCESS TO INFORMATION. The Purchaser, in making the decision to purchase the Shares, has relied solely upon independent investigations made by it and/or its representatives, if any. The Purchaser and/or its representatives during the course of this transaction, and prior to the purchase of any Shares, has had the opportunity to ask questions of and receive answers from Company concerning the terms and conditions of the offering of the Shares and to review any additional public information, documents, records and books relative to the sale of the Shares.

                  (b) SOPHISTICATION AND KNOWLEDGE. The Purchaser and/or its representatives has sufficient knowledge and experience in financial and business matters that it can represent itself and is capable of evaluating the merits and risks of the purchase of the Shares. The Purchaser is not relying on the Company with respect to the tax and other economic considerations of an investment in the Shares, and the Purchaser has relied on the advice of, or has consulted with, only the Purchaser's own advisor(s). The Purchaser represents that it has not been organized for the purpose of acquiring the Shares. Purchaser understands that its investment in the Shares is extremely speculative and involves a high degree of risk. Purchaser is ABLE TO BEAR THE ECONOMIC RISK OF THIS INVESTMENT WITH FULL UNDERSTANDING THAT IT MAY LOSE ITS ENTIRE INVESTMENT.

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                  (c) LACK OF LIQUIDITY. The Purchaser, after carefully
reviewing the merits and risks of an investment in the Shares, acknowledges that the purchase of the Shares involves a high degree of risk and further acknowledges that it can bear the economic risk of the purchase of the Shares, including the total loss of its investment. The Purchaser has no present need for liquidity in connection with its purchase of the Shares.

                  (d) NO PUBLIC SOLICITATION. The Purchaser is not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to the Purchaser in connection with investments in securities generally. Neither the Company nor the Purchaser has engaged in any `Directed Selling Efforts in the U.S.' as defined in Regulation S promulgated by the Securities and Exchange Commission under U.S. securities laws.

                  (e) AUTHORITY. The Purchaser has full right and power to enter into and perform pursuant to this Agreement and make an investment in the Company, and this Agreement constitutes the Purchaser's valid and legally binding obligation, enforceable in accordance with its terms. The Purchaser is authorized and otherwise duly qualified to purchase and hold the Shares and to enter into this Agreement.

                  (f) REGULATION S EXEMPTION. The Purchase expressly agrees and acknowledges that the Shares are being offered and sold to it in reliance on an exemption from the registration requirements of United States Federal and state securities laws under Regulation S promulgated under the Securities Act of 1933, as amended (the "Securities Act") and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of the Purchaser to acquire the Shares. In this regard, the Purchaser represents, warrants and agrees that:

                           (i) Purchaser will not sell, transfer or otherwise
dispose of any of the shares, unless they are registered under the Act, and applicable foreign securities laws or unless they are sold in a resale to another offshore non-U.S. person in accordance with the exemption from registration under U.S. securities laws provided by Regulation S. In this regard, it is the Purchaser's specific intent to redistribute and sell the shares offshore to other offshore non-U.S. purchasers, in compliance with the redistribution provisions of Regulation S. Purchaser agrees and acknowledges that there is no obligation to register the securities subscribed for hereunder or to make available an exemption therefrom.

                           (ii) The Purchaser is not a U.S. Person (as defined
below) and is not an affiliate (as defined in Rule 501(b) under the Securities
Act) of the Company. A U.S. Person means any one of the following:

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                           (A) Any U.S. citizen;

                           (B)Any natural person resident in the United States
of America;

                           (C) Any partnership or corporation organized or
incorporated under the laws of the United States of America;

                           (D) Any estate of which any executor or administrator
is a U.S. person;

                           (E) Any trust of which any trustee is a U.S. person;

                           (F) Any agency or branch of a foreign entity located
in the United States of America;

                           (G) Any non-discretionary account or similar account
(other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

                           (H) Any discretionary account or similar account
(other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and

                           (I) Any partnership or corporation if:

                                    (1) organized or incorporated under the laws
of any foreign jurisdiction; and

                                    (2) formed by a U.S. person principally for
the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

                           (iii) At the time of the origination of contact
concerning this Agreement and the date of the execution and delivery of this Agreement, the Purchaser was outside of the United States.

                           (iv) The Purchaser will not, during the period
commencing on the date of the sale of the Shares and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the "Restricted Period"), offer, sell, pledge or otherwise transfer the Shares in the United States, or to a U.S. Person for the account or benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

                           (v) The Purchaser will, after expiration of the
Restricted Period, offer, sell, pledge or otherwise transfer the Shares only pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and foreign securities laws.
                           (vi) The Purchaser has not in the United States,
engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Shares, including without limitation, any put, call or other option transaction, option writing or equity swap.

                           (vii) Neither the Purchaser nor any person acting on
its behalf has engaged, nor will engage, in any directed selling efforts to U.S. Persons with respect to the Shares and the Purchaser and any person acting on its behalf have complied and will comply with the "offering restrictions" requirements of Regulation S under the Securities Act.

                           (viii) The transactions contemplated by this
Agreement have not been pre-arranged with buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

                           (ix) Neither the Purchaser nor any person acting on
its behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Shares. The Purchaser agrees not to cause any advertisement of the Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Shares, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only incompliance with any local applicable securities laws.

                           (x) Each certificate representing the Shares shall be
endorsed with the following legends:

                                    (A) "THE SHARES ARE BEING OFFERED TO
INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE SECURITIES ACT")) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT."

                                    (B) "TRANSFER OF THESE SHARES IS PROHIBITED,
EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT."

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                                    (C) Any other legend required to be placed
thereon by applicable Federal or state securities laws.

                           (xi) The Purchaser consents to the Company making a
notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer of the Shares set forth in this Section 2.1.


ARTICLE III.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         In order to induce the Purchaser to enter into this Agreement and purchase the Shares, Company makes the following representations and warranties, which representations and warranties shall be true and correct as of the Closing
Date:

         3.1. ORGANIZATION AND STANDING OF THE COMPANY. The Company is a duly organized and validly existing corporation in good standing under the laws of the State of Incorporation and each has all requisite corporate power and authority for the ownership and operation of its properties and for the carrying on of its business as now conducted and as now proposed to be conducted and the Company has power and authority to execute and deliver this Agreement and other instruments, agreements and documents contemplated herein (together with this Agreement, the "Transaction Documents"), to sell and deliver the Shares and to perform its other obligations pursuant hereto. The Company is duly licensed or qualified and in good standing as a foreign corporation authorized to do business in all jurisdictions wherein the character of the property owned or leased or the nature of the activities conducted by either makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not have a material adverse effect on the business, operations or financial condition of the Company.

         3.2. OWNERSHIP OF SHARES. Company directly owns all of the Shares, free and clear of all liens and upon delivery of the Shares on the Closing Date, Purchaser shall be the legal and record owner of the Shares, and shall be entitled to vote the Shares, to receive dividends and other distributions thereon (including interest) and to enjoy all other rights and privileges incident to the ownership of the Shares.

         3.3. CORPORATE ACTION. The Transaction Documents have been duly authorized, executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms. The sale and delivery of the Shares have been duly authorized by all required corporate action on the part of the Company. The Shares will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company, except as expressly set forth in the Transaction Documents.

         3.4. GOVERNMENTAL APPROVALS. No authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the execution and delivery by the Company of this Agreement, for the offer, sale, execution or delivery of the Shares, or for the performance by the Company of its obligations under the Transaction Documents except for any filings required by applicable securities laws.

         3.5. BROKERS OR FINDERS. No Person has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon the Purchaser for any commission, fee or other compensation as a finder or broker because of any act or omission by the Company, and/or the Company or their respective agents.


ARTICLE IV.

CONDITIONS TO THE CLOSING

         4.1. CONDITIONS TO THE OBLIGATIONS OF PURCHASER AT THE CLOSING. The obligations of Purchaser at the Closing are subject to the fulfillment or waiver by Purchaser, prior to or at the Closing, of the following conditions:

                  (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of Company contained in this Agreement shall be true and correct in all material respects when made, at the time of the Closing.

                  (b) PERFORMANCE. Company shall have performed and complied with all of its obligations under this Agreement.

                  (c) CONSENTS AND WAIVERS. Company shall have obtained any and all consents, permits and waivers, approvals or authorizations of all third parties and governmental authorities required in connection with the execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby.

                  (d) NO ORDER. There shall not (i) be in effect any statute, regulation, order, decree or judgment of any governmental authority which makes illegal or enjoins or prevents the consummation of the transactions contemplated by this Agreement or (ii) have been commenced or threatened any action or proceeding by any governmental authority which seeks to prevent or enjoin the transactions contemplated by this Agreement.

         4.2. CONDITIONS TO THE OBLIGATIONS OF COMPANY AT THE CLOSING. The obligations of Company at the Closing are subject to the fulfillment or waiver by Company prior to or at the Closing, of the following conditions:

                  (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Purchaser contained in this Agreement shall be true and correct in all material respects when made and at the time of the Closing.

                  (b) PERFORMANCE. Purchaser shall have performed and complied with all of its obligations under this Agreement.

                  (c) NO ORDER. There shall not (i) be in effect any statute, regulation, order, decree or judgment of any governmental authority which makes illegal or enjoins or prevents the consummation of the transactions contemplated by this Agreement or (ii) have been commenced or threatened any action or proceeding by any governmental authority which seeks to prevent or enjoin the transactions contemplated by this Agreement.


ARTICLE V.

INDEMNIFICATION

         5.1. INDEMNIFICATION. Company shall indemnify, defend and hold harmless Purchaser, its employees, affiliates, controlling persons, agents and representatives and any family relations thereof and their successors and assigns (collectively, the "Purchaser Indemnified Parties") from and against any and all losses, claims, damages, liabilities, obligations, penalties, judgments, awards, costs, expenses and disbursements (and any and all actions, suites, proceedings and investigations in respect thereof and any and all reasonable legal and other costs, reasonable expenses or disbursements in giving testimony or furnishing documents in response to a subpoena or otherwise) (collectively, "Losses"), including, without limitation, the reasonable costs, expenses and disbursements as and when incurred, of investigating, preparing or defending any such action, suit, proceeding or investigation (whether or not in connection with litigation in which the party requesting indemnification is party), directly or indirectly, caused by, relating to, based upon, arising out of or in connection with the breach in any material respect of any representations, warranties, covenants or agreements as set forth in this Agreement or other agreements and instruments referred to herein (collectively, "Expenses"). Purchaser shall indemnify, defend and hold harmless Company, its shareholders, directors, officers, employees, Affiliates, controlling persons, agents and representatives and any family relations thereof and their successors and assigns (collectively, the "Company Indemnified Parties" and which along with the Purchaser Indemnified Parties, may be referred to as the "Indemnified Parties") from and against any and all Losses and Expenses resulting solely from the purchaser's material breach of a term of this Agreement. No election by an Indemnified Party or commencement or completion of any action by an Indemnified Party shall act as a bar or a defense to be Indemnified Party proceeding to seek indemnification from any other Person pursuant to this Section 5.1.

         5.2. INDEMNIFICATION PROCEDURES; THIRD PARTY CLAIMS. An Indemnified Party shall give the party from which indemnification under this Article IV is sought (the "Indemnifying Party") prompt written notice following actual knowledge of any claim, assertion, event or proceeding concerning any liability or damage as to which the Indemnified Party may request indemnification from the Indemnifying Parties hereunder; PROVIDED, HOWEVER, that any failure by the

Indemnified Party to notify the Indemnifying Parties shall not relieve the Indemnifying Parties from their respective obligations hereunder, or from any other obligation or liability that the Indemnifying Parties may have to the Indemnified Party unless such failure materially prejudices the Indemnifying Parties. Upon such written notice of any such action or proceeding, the Indemnifying Parties may assume the defense thereof at their own expense with counsel chosen by such Indemnifying Parties; PROVIDED, HOWEVER, such counsel shall be subject to the prior reasonable approval of the Indemnified Party. If the Indemnifying Parties do not timely provide such defense for the Indemnified Party, with respect to any action, suite, proceeding or investigation to which any Indemnified Party is also a party, the Indemnified Party may assume the defense thereof with counsel chosen by the Indemnified Party, at the reasonable expense of the Indemnifying Parties. In the circumstances referred to in the immediately preceding sentence, if the Indemnified Party does not assume such defense, the Indemnifying Parties, shall not, without the prior written consent of the Indemnified Party, settle or compromise any claim, or permit a default or consent to the entry of any judgment in respect thereof, unless such settlement, compromise or consent includes, as an unconditional term thereof, the giving by the claimant to the Indemnified Parties, or an unconditional release from all liability in respect of such claim.


ARTICLE VI.

MISCELLANEOUS

         6.1. NO WAIVER; CUMULATIVE REMEDIES. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         6.2. AMENDMENTS; WAIVERS AND CONSENTS. Any provision in the Agreement to the contrary notwithstanding, and except as hereinafter provided, changes in, termination or amendments of or additions to this Agreement may be made, and compliance with any covenant or provision set forth herein may be omitted or waived, if either Party shall obtain consent thereto in writing from the other Party. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         6.3. ADDRESSES FOR NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to Company and/or to Purchaser at the addresses for each set forth above. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

         6.4. COSTS; EXPENSES AND TAXES. The Company shall pay no monies in the aggregate, to cover fees and disbursements of counsel to the Purchaser incurred in connection with the negotiation, drafting and completion of the Transaction Documents and all related matters. The Company shall pay any and all stamp, or other similar taxes payable or determined to be payable in connection with the execution and delivery of this Agreement, and the other instruments and documents to be delivered hereunder or thereunder, and agrees to save the Purchaser harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

         6.5. EFFECTIVENESS; BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the Company, the Purchaser and the respective successors and assigns.

         6.6. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Transaction Documents, the Shares, or any other instrument or document delivered in connection herewith or therewith, shall survive the execution and delivery hereof or thereof.

         6.7. PRIOR AGREEMENTS. The Transaction Documents executed and delivered in connection herewith constitute the entire agreement between the parties with respect to the subject matter set forth herein and supersede any prior understandings or agreements concerning the subject matter hereof.

         6.8. SEVERABILITY. The provisions of the Transaction Documents are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained therein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of such Transaction Document and the terms of the Shares shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

         6.9. GOVERNING LAW; VENUE.

                  (a) This Agreement shall be enforced, governed and construed in accordance with the laws of Georgia without giving effect to choice of laws principles or conflict of laws provisions. Any suit, action or proceeding pertaining to this Agreement or any transaction relating hereto shall be brought to the courts of BELIZE, and the undersigned hereby irrevocably consents and submits to the jurisdiction of such courts for the purpose of any such suit, action, or proceeding. Purchaser acknowledges and agrees that venue hereunder shall lie exclusively in BELIZE.

                  (b) Purchaser hereby waives, and agrees not to assert against the Company, or any successor assignee thereof, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, (i) any claim that the Purchaser is not personally subject to the jurisdiction of the above-named courts, and (ii) to the extent permitted by applicable law, any claim that such suit, action or proceeding is brought in an inconvenient forum or that the venue of any such suit, action or proceeding is improper or that this Agreement may not be enforced in or by such courts.

         6.10. HEADINGS. Article, section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         6.11. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

         6.12. FURTHER ASSURANCES. From and after the date of this Agreement, upon the request of the Purchaser or the Company, the Company and the Purchaser shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of the Transaction Documents and the Shares.


         IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be executed as of the date first above written.


                                             Marketcentral.net Corp.



                                             By:  ON FILE

                                                     Paul Taylor
                                                     Title: Chairman & CEO


                                             By:  ON FILE
                                                    Name: Jacqueline Davis
                                                    Pro-Video International Inc
                                                    Title: Sole Director